SUPPLEMENT DATED DECEMBER 31, 2012 TO THE PROSPECTUS OF

MARKET VECTORS ETF TRUST

Dated May 1, 2012

This Supplement updates certain information contained in the above-dated Prospectus for Market Vectors ETF Trust (the “Trust”) regarding Market Vectors India Small-Cap Index ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Prospectus free of charge, upon request, by calling toll-free 1.888.MKT.VCTR or by visiting the Van Eck website at www.marketvectorsetfs.com.

Effective immediately, in the section “Additional Information About the Funds’ Investment Strategies and Risks—Risks of Investing in the Funds” of the Prospectus the second paragraph under the heading “Special Risk Considerations of Investing in Indian Issuers—Tax Risk” on page 70 of the Prospectus is deleted and replaced with the following:

Proposed budget legislation in India (the “2012 Finance Bill”) proposes to implement a general anti-avoidance provision (“GAAR”). GAAR would be applicable where the main purpose of an arrangement is tax avoidance. GAAR provisions empower the tax authorities to declare any arrangement as an “impermissible avoidance arrangement,” provided the same has been entered into with the main objective of obtaining tax benefit under specified circumstances. The specific rules relating to invocation of GAAR by the Revenue authorities are yet to be notified. If the Indian tax authorities were to apply the GAAR to the Subsidiary, this could result in the benefits under the tax treaty being denied to the Subsidiary, and consequently have an adverse impact on the taxability of the Subsidiary and the returns to the investors. In a recent case of a cross border acquisition transaction involving the transfer of shares of a non-resident company holding underlying shares in an Indian company to another non-resident company, the Indian Supreme Court held that the transfer of offshore assets ordinarily would not attract Indian tax liability. However, the 2012 Finance Bill in its current form includes a proposal to retrospectively overrule this decision and tax indirect transfers of Indian entities by non-residents, which would subject the Fund to tax on any gains it realizes on transactions in the shares of the Subsidiary between it and the Subsidiary and could have other adverse effects on the Fund.

Please retain this supplement for future reference.

SUPPLEMENT DATED DECEMBER 31, 2012 TO THE

STATEMENT OF ADDITIONAL INFORMATION OF

MARKET VECTORS ETF TRUST

Dated May 1, 2012

This Supplement updates certain information contained in the above-dated Statement of Additional Information (“SAI”) for Market Vectors ETF Trust (the “Trust”) regarding Market Vectors India Small-Cap Index ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s SAI free of charge, upon request, by calling toll-free 1.888.MKT.VCTR or by visiting the Van Eck website at www.marketvectorsetfs.com.

Effective immediately, in the section “Special Considerations and Risks—Risks Relating to Market Vectors India Small-Cap Index ETF” of the SAI, the second paragraph under the heading “Tax Risks” on page 14 of the SAI is deleted and replaced with the following:

Proposed budget legislation in India (the “2012 Finance Bill”) proposes to implement a general anti-avoidance provision (“GAAR”). GAAR would be applicable where the main purpose of an arrangement is tax avoidance. GAAR provisions empower the tax authorities to declare any arrangement as an “impermissible avoidance arrangement,” provided the same has been entered into with the main objective of obtaining tax benefit under specified circumstances. The specific rules relating to invocation of GAAR by the Revenue authorities are yet to be notified. If the Indian tax authorities were to apply the GAAR to the Subsidiary, this could result in the benefits under the tax treaty being denied to the Subsidiary, and consequently have an adverse impact on the taxability of the Subsidiary and the returns to the investors. In a recent case of a cross border acquisition transaction involving the transfer of shares of a non-resident company holding underlying shares in an Indian company to another non-resident company, the Indian Supreme Court held that the transfer of offshore assets ordinarily would not attract Indian tax liability. However, the 2012 Finance Bill in its current form includes a proposal to retrospectively overrule this decision and tax indirect transfers of Indian entities by non-residents, which would subject the Fund to tax on any gains it realizes on transactions in the shares of the Subsidiary between it and the Subsidiary and could have other adverse effects on the Fund.

Please retain this supplement for future reference.